UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

EARTH SCIENCE TECH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common Stock, $.001 par value

	(2)	Aggregate number of securities to which transaction applies: 287,590,881 shares of Common Stock

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EARTH SCIENCE TECH, INC.

8950 SW 74th Ct., Suite 1401

Miami, FL 33156

(305) 724-5684

PRELIMINARY COPIES — SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 31, 2026

Dear Stockholders:

We are pleased to inform you that our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) will be held on Monday, August 31, 2026, at 5:00 p.m. virtually via the Internet at https://www.cstproxy.com/earthsciencetech/2026. The agenda of the 2026 Annual Meeting will be the following items of business, which are more fully described in this proxy statement.

Proposals

1	A proposal to elect seven directors to serve for a term of one year, or until their respective successors are duly elected and qualified (“Proposal One”).	“FOR EACH COMPANY NOMINEE”

2	A proposal to ratify the appointment of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 (“Proposal Two”).	“FOR”

3	A non-binding advisory proposal to allow the Board of Directors to propose an offer to purchase and retire the Series B Preferred Stock (“Proposal Three”).	“FOR”

4	A non-binding advisory vote recommending to the Board of Directors to effect a reverse stock split of the Company’s Common Stock, if deemed necessary to satisfy the minimum bid price requirement for an uplisting.	“FOR”

5	A non-binding advisory vote on executive compensation (“Proposal Five”).	“FOR”

6	A proposal to approve the frequency of future votes on executive compensation on a non-binding advisory basis (“Proposal Six”).	“FOR EVERY THREE YEARS”

All stockholders as of the close of business on July 2, 2026, are cordially invited to attend the 2026 Annual Meeting virtually via the Internet at https://www.cstproxy.com/earthsciencetech/2026.

We are providing our proxy materials to our stockholders over the Internet. This reduces our environmental impact and our costs while ensuring our stockholders have timely access to this important information. Accordingly, stockholders of record at the close of business on July 2, 2026, will receive by mail, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) with details on accessing these materials. Beneficial owners of ETST common stock at the close of business on July 2, 2026, will receive separate notices on behalf of their brokers, banks or other intermediaries through which they hold shares.

Your vote is very important. Whether or not you plan to attend the 2026 Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2026 Annual Meeting and Procedural Matters” and the instructions on the Notice of Internet Availability or the notice you receive from your broker, bank or other intermediary.

The Board of Directors has fixed the close of business on July 2, 2026, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Thank you for your ongoing support.

By Order of the Board of Directors

/s/ Giorgio R. Saumat
CEO & Chairman of the Board of Directors

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PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

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EARTH SCIENCE TECH, INC.

8950 SW 74th Ct., Suite 1401

Miami, FL 33156

(305) 724-5684

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EARTH SCIENCE TECH, INC., a Florida corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.001 per share (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held at 5:00 p.m. local time, on August 31, 2026, virtually via the internet or at any adjournment thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is July 22, 2026. Stockholders should review the information provided herein in conjunction with the Company’s filings with the Securities and Exchange Commission. The Company’s principal executive offices are located at 8950 SW 74th Ct., Suite 1401 Miami, FL 33156. Our telephone number is (305) 724-5684.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s President at the Company’s executive office a written revocation bearing a later date or duly executed, a subsequent proxy relating to the same shares of common stock; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

The Board of Directors does not intend to present any business at the Annual Meeting other than the proposals described in this proxy statement. However, if any other matter properly comes before the Annual Meeting, including any stockholder proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, your proxies will act on such matter in their discretion.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

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RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

●	filing with the Secretary of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

●	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the Secretary of the Company; or

●	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Our principal executive office at 8950 SW 74th Ct., Suite 1401 Miami, FL 33156. No such revocation will be effective until written notice of the revocation is received by the Company prior to the Annual Meeting.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company’s Stockholders will consider and vote upon the matters as set forth in the Chairman’s above letter.

The proxy Statement and annual report are available at https://www.cstproxy.com/earthsciencetech/2026.

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our annual meeting and our costs.

Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or about July 22, 2026. Stockholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents and will save resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

Please refer to the question entitled “What is the difference between holding shares as a stockholder of record or as a beneficial owner?” below for important details regarding different forms of stock ownership.

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QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING AND PROCEDURAL MATTERS

Why am I receiving these proxy materials?

The Board of Directors (the “Board”) of Earth Science Tech, Inc. (the “Company”, “Our” or “ETST”) has made available on the Internet or is providing to you in printed form these proxy materials. We do this to solicit voting proxies for use at the 2026 Annual Meeting, to be held Monday, August 31, 2026, at 5:00 p.m. Eastern Time, and at any adjournment or postponement thereof. If you are a stockholder of record and you submit your proxy to us, you direct certain of our officers to vote your shares of ETST common stock in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being made available or distributed to you on or about July 22, 2026. As a stockholder, you are invited to attend the 2026 Annual Meeting, and we request that you vote on the proposals described in this proxy statement.

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	Proposal One: The election of seven directors to the Board of Directors to serve until the Company’s 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	Proposal Two: The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027;

3.	Proposal Three: An advisory vote to allow the Board of Directors to propose an offer to purchase and retire the Series B Preferred Stock;

4.	Proposal Four: A non-binding advisory vote recommending to the Board of Directors to effect a reverse stock split of the Company’s Common Stock, if deemed necessary to satisfy the minimum bid price requirement for an uplisting;

5.	Proposal Five: An advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay”);

6.	Proposal Six: An advisory vote on the frequency of the future executive compensation (Say-on-Frequency); and,

7.	Other Business: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend I vote?

The Board recommends that you vote your shares:

“FOR” the election of seven directors to the Board of Directors to serve until the Company’s 2027 Annual Meeting of Shareholders (Proposal One);

“FOR” the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Two);

“FOR” the approval to allow the Board of Directors to propose an offer to purchase and retire the Series B Preferred Stock (Proposal Three);

“FOR” A non-binding advisory vote recommending to the Board of Directors to effect a reverse stock split of the Company’s Common Stock, if deemed necessary to satisfy the minimum bid price requirement for an uplisting. (Proposal Four);

“FOR” the approval, by non-binding advisory vote, of executive compensation (Proposal Five); and

“EVERY THREE YEARS” for the approval, by non-binding advisory vote, of a triennial executive compensation vote (Proposal Six).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

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How many shares of common stock are outstanding?

As of the Record Date, there were 287,590,881 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Continental Stock Transfer and Trust, you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by ETST.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting by on the Internet.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I vote?

You can vote your shares in one of two ways: either by proxy or virtually at the Annual Meeting. If you choose to vote by proxy, you may do so via the Internet. Each of these procedures is explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the Annual Meeting.

Because many stockholders will not attend the Annual Meeting in person or virtually, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet, your shares can be voted at the Annual Meeting in the manner indicated. If you do not specify how, you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation on Proposals 1 and 2, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy holders named in your proxy.

1.	Voting via the Internet

You can vote your shares via the Internet by accessing https://www.cstproxy.com/earthsciencetech/2026 and following the instructions contained on that website. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company;
●	Emailing a valid, later-dated proxy in a timely manner; or
●	Voting at the Annual Meeting.

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If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

What is a quorum for the Annual Meeting?

The presence of the holders of 287,590,881 shares of common stock, virtually or by proxy at the Annual Meeting, representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

What are broker non-votes?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock. Simply put, brokers are not allowed to vote on behalf of shareholders who did not provide specific voting instructions.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. If you do not give your broker instructions regarding this proposal, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to this proposal. If you are a beneficial owner and do not provide specific voting instructions to your broker, your broker is not permitted to vote your shares on non-routine matters, resulting in a ‘broker non-vote.’ Broker non-votes are not counted as votes cast or as abstentions and will have no effect on the outcome of these proposals. However, if you are a stockholder of record and you sign and return your proxy card without providing specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations.

How many votes are required for the proposals, and how are votes counted?

With respect to Proposal One (election of directors), directors shall be elected by a plurality of the votes cast (meaning that the seven director nominees who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposals Two, Three, Four, and Five: The affirmative vote of a majority of the votes cast is required to approve the ratification of the independent auditor (Proposal Two), the advisory vote to offer to purchase and retire Series B preferred stock (Proposal Three), the uplisting/reverse split authorization (Proposal Four), and the advisory vote on executive compensation (Proposal Five). Abstentions and broker non-votes will have no effect on the outcome of these proposals.

Proposal Six: For the advisory vote on the frequency of future executive compensation votes, the frequency option (One Year, Two Years, or Three Years) that receives the highest number of votes cast will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal will still take effect.

Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to these mailed proxy materials, our directors and officers may also solicit proxies by telephone, electronically, or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies.

INVESTOR OUTREACH AND ENGAGEMENT

Our Commitment to Shareholder Engagement

At Earth Science Tech, Inc. we view ongoing engagement with our shareholders as a critical component of our corporate governance and long-term success. As we transition toward a fully institutional-ready, shareholder-driven public company model, the Board of Directors and management team are deeply committed to fostering an open, continuous dialogue with our investors. We actively seek out and value shareholder feedback on matters related to our strategic momentum, operational performance, corporate governance, and capital allocation.

Recent Strategic and Governance Initiatives

Over the past year, we have reached a meaningful inflection point in our business. In direct alignment with our dedication to a shareholder-centric structure, we have recently implemented several proactive outreach and governance initiatives:

●	Expanded Investor Relations Program: In January 2026, we engaged Hayden IR, a nationally recognized investor relations firm, to broaden our proactive investor outreach, communications strategy, and market awareness initiatives. This partnership is designed to enhance transparency, improve corporate access for institutional and retail investors, and support ongoing public disclosures regarding our diversified platforms.

●	Executive and Board Compensation Reform: To enforce strict alignment with our shareholders and demonstrate immediate fiscal responsibility, our CEO, Giorgio R. Saumat, and our COO, Mario G. Tabraue voluntarily voided their employment contracts to operate on an at-will basis. Additionally, the Board of Directors voted to reduce its compensation. The negotiation of new contracts has been deliberately postponed until the conclusion of the August 31, 2026, annual proxy to ensure that shareholder feedback is actively integrated into future agreements.

●	Enhanced Accountability and “Say-on-Pay”: As part of our commitment to expanding shareholder engagement, we are introducing a non-binding “say-on-pay” advisory vote.

How to Engage with Us

We encourage our shareholders to share their perspectives with us year-round. Management and our investor relations team regularly participate in investor conferences, host quarterly earnings webcasts, and hold one-on-one meetings with shareholders to discuss the Company’s strategic progress across our businesses.

Shareholders and other interested parties who wish to communicate directly with the Board of Directors, executive management, or our Investor Relations team may do so by contacting:

Hayden IR

James Carbonara

Email: james@haydenir.com

Phone: (646) 755-7412

or

Brett Maas

Email: brett@haydenir.com

Phone: (646) 536-7331

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PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board is comprised of seven directors, each serving a one-year term: Giorgio R. Saumat, Mario G. Tabraue, Ernesto L. Flores, Victoria Losada, Yovan Sanchez, Jeff P.H. Cazeau, and Emiliano Curia, MD currently serve, with terms expiring at the 2026 Annual Meeting. Our Board has determined in its business judgment that Jeff P.H. Cazeau, and Emiliano Curia, MD are independent. Although we are not currently a listed issuer, our Board has evaluated and determined director independence in accordance with the rules of the SEC and Nasdaq Capital Markets U.S. Company requirements, the Sarbanes-Oxley Act and related SEC rules.

Based on the recommendation of the independent directors, the Board recommends a vote FOR Giorgio R. Saumat, Mario G. Tabraue, Ernesto L. Flores, Victoria Losada, Yovan Sanchez, Jeff P.H. Cazeau, and Emiliano Curia, MD. If re-elected, all Directors will serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF MR. SAUMAT, MR. TABRAUE, MR. FLORES, MS. LOSADA, MR. SANCHEZ, MR. CAZEAU, AND DR. CURIA AS DIRECTORS.

Information Regarding the Board and Director Nominees

Below is biographical and other information about the nominees for election as director and each current director whose term continues after the Annual Meeting, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

Giorgio R. Saumat. Mr. Saumat was appointed as Chairman of the Board in October 2022, then appointed as CEO in February 2023. He is an investor and entrepreneur with over 20 years of experience investing, operating, and consulting for private businesses and investors. Having graduated from Rutgers University in 2001 with an undergraduate degree in Economics and Political Science, he co-founded a private equity group specializing in real estate. In 2009 he opened and invested in multiple locations of restaurants in the greater Miami Area, which he sold in 2013. He then founded POINT96 Consulting to assist private businesses and accredited investors in realizing their personal and/or organizational objectives through unique strategic planning.

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Mario G. Tabraue. Mr. Tabraue was appointed as Director of the Board in November 2021 and COO in April 2024. He has worked from 1997 until 2002 assisting with real estate transactions as well as first- and third-party insurance claims at the law firm of Moises Kaba III. During this time, he also free-lanced, creating websites and working with businesses by creating and implementing new processes in accounting and with digital technologies. From 2002 until 2009, Mr. Tabraue worked for Eller-ITO Stevedoring Company at the Port of Miami where he served in operations and logistics, first with simple vessel operations, and, as he demonstrated his skills, advanced to complex operations and finally management of full vessel planning and operations. From 2009 until 2013, Mr. Tabraue worked for Ceres Marine Terminals as an operations manager, where he was given ever increasing responsibilities until, among his duties, were negotiating contract issues with union labor officials and contract negotiations with companies such as Royal Caribbean, Mediterranean Shipping Lines, Hapag-Lloyd and others. In 2013 through 2014 he began working with Zoological Wildlife Foundation, a business founded by his family in 2008. At the Foundation he restructured operations, tour packages, the accounting systems, and fully automated their booking system through the company’s website. Ultimately all internal procedures were automated and made paperless. In 2014 Mr. Tabraue was recruited back to Eller-ITO where he returned as Marine Manager and has advanced to the position of Special Projects Manager. In 2019, he began work for JCR Medical Equipment, serving as the head of finance. In 2020 Mr. Tabraue purchased RxCompoundStore.com with the vision of starting a telemedicine platform to expand the company’s reach and to compete in the online market.

Jeff P.H. Cazeau. Mr. Cazeau was appointed as an Independent Director of the Board in February 2023, then elected as Audit Committee Chairman in 2023. He is an attorney whose practice areas have included Government Contracts, Lobbying and Municipal Law. Mr. Cazeau currently serves as the City Attorney for the City of North Miami. Prior to becoming City Attorney, Mr. Cazeau assisted clients in obtaining and keeping contracts with federal, state, and local government entities. Mr. Cazeau is experienced in assisting small, minority, and women owned businesses in obtaining various socio-economic certifications such as Disadvantaged Business Enterprise (DBE); Airport Concessions Disadvantaged Business Enterprise (ACDBE) certifications and SBA 8(a). Before attending law school, Mr. Cazeau served nine years as a commissioned officer in the United States Navy. During his naval career he held several positions, including Anti-Submarine Warfare Officer, Legal Officer, and Navigator aboard USS ELLIOT (DD 967), and Politico-Military Affairs Officer at United States Southern Command (SOUTHCOM).

Ernesto L. Flores. Mr. Flores, was appointed as CFO in March 2024, then elected as a Director of the Board, Audit Committee member and Compensation Committee Chairman in December 2024. He is an accomplished financial professional with over a decade of experience and a strong educational background. He holds a Bachelor of Science degree in Accounting from Florida National University and a Master of Science degree in Taxation from Nova Southeastern University. Throughout his career, Mr. Flores has held significant roles in both large corporations and mid-sized organizations, demonstrating adaptability and leadership. At St. George Logistics, he served as Divisional Controller, overseeing financial operations and ensuring regulatory compliance. His four-year tenure at Curated Investments, LLC as Financial Controller highlighted his ability to manage financial functions effectively and drive strategic initiatives. Mr. Flores possesses a diverse skill set, including preparing companies for growth, implementing systems integration, maintaining controllership, managing risk, optimizing inventory control, overseeing P&L management, establishing internal controls, facilitating financial reporting, conducting audits, and driving process improvements.

Victoria Losada. Ms. Losada was appointed as Secretary in November 2023, then elected as a Director of the Board and Compensation Committee member in December 2024. She has been working in healthcare since 2018. She is a dedicated professional and has been leveraging her extensive experience and expertise to enhance the operations and efficiency at RxCompoundStore.com, LLC. since August of 2022. In 2023, Victoria was elected as Secretary of Earth Science Tech. She brought her practical insights and leadership experience to help guide the strategic direction and governance of the company. Her diverse professional background and commitment to excellence make her a valued asset in shaping innovative solutions and policies within Earth Science Tech as well as all its current and future subsidiaries.

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Yovan Sanchez. Mr. Sanchez was elected as Board of Director in November 2023. He is a seasoned firefighter/paramedic and a driven entrepreneur. With more than two decades of dedicated service in the firefighting and paramedic field, he has been a stalwart in his community. In addition to his public service, Yovan is also a real estate owner and manager in South Florida. In 2011, he took the initiative to establish Hot Box Incubators Corp. Yovan’s commitment to community development extends to supporting youth programs, culminating in the creation of Miami Springs Jiu Jitsu in 2022. Furthermore, he possesses over 20 years of valuable experience in the boat and yacht industry, specializing in identifying opportunities and harnessing them to his advantage. His extensive network of connections across various industries bolsters his ability to make the most of these opportunities.

Emiliano Curia. Dr. Curia was elected as an Independent Director of the Board and Audit Committee member in November 2023, then appointed Compensation Committee member in December 2024. He is a physical medicine and rehabilitation physician with expertise in musculoskeletal disorders and neurorehabilitation after injuries or illness. He completed his residency at Jackson Memorial Hospital and Larkin Community Hospital, where he also served as Chief Resident. Prior to residency he served as medical research director for multiple pharmaceutical clinical trials and orthopedic technology development and implementation. He participated in multiple community outreach programs and developed quality improvement protocols for underserved populations in Miami Dade County. Dr. Curia currently treats patients with musculoskeletal disorders, athletes, and amputees.

Our officers and directors are well qualified as leaders. In their prior positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other companies and understand corporate governance practices, trends, different business processes, challenges, and strategies.

Our corporate officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.

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PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Semple, Marchal & Cooper, LLP acted as our independent registered public accounting firm for the fiscal year ended March 31, 2026. The Audit Committee has appointed Semple, Marchal & Cooper, LLP to act in that capacity for the fiscal year ending March 31, 2027. Semple, Marchal & Cooper, LLP has served as the Company’s independent registered public accounting firm since the Board’s appointment on February 15, 2026.

A representative of Semple, Marchal & Cooper, LLP is not expected to be present at the Annual Meeting.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify the appointment of Semple, Marchal & Cooper, LLP as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain Semple, Marchal & Cooper, LLP or will appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Fees and Services

The following table shows the fees that were billed for the audit and other services provided by Semple, Marchal & Cooper, LLP for the fiscal year ended March 31, 2026, and Stephano Slack, LLC for the fiscal year ended March 31, 2025.

	Fiscal Year Ended
	March 31, 2026	March 31, 2025
Audit Fees (1)	$50,000	$60,000
Audit-Related Fees (2)	-	$7,500
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$50,000	$67,500

(1) Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-K and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2) Audit-Related Fees - This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include historical audits of the businesses acquired, consultation regarding our correspondence with the SEC, other accounting consulting and other audit services.

(3) Tax Fees - This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4) All Other Fees - This category consists of fees for other miscellaneous items.

Our Audit Committee has determined that the services provided by Semple, Marchal & Cooper, LLP are compatible with maintaining the independence of the auditor as our independent registered public accounting firm.

Board of Directors Pre-Approval Process, Policies and Procedures

All audit and permissible non-audit services provided by our independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management periodically report to the board of directors regarding the extent of services provided by the independent registered public accounting firm. Consistent with the board of directors’ policy, all audit and permissible non-audit services provided by our independent registered public accounting firm were pre-approved by our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF SEMPLE, MARCHAL & COOPER, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL THREE

ADVISORY VOTE ON AUTHORIZING THE BOARD OF DIRECTORS TO NEGOTIATE THE PURCHASE AND RETIREMENT OF SERIES B PREFERRED STOCK

General

The Board of Directors is seeking an advisory, non-binding vote from stockholders on whether they should initiate formal negotiations to purchase and retire the outstanding Series B Preferred Stock.

Currently, the Series B Preferred Stock carries super-voting powers. Retiring these shares would eliminate this controlling voting structure. Stockholders are being asked to advise whether the Board should proceed with negotiating a buyout offer based on the general framework outlined below.

Reasons for the Proposal and Board Recommendation

The Board of Directors recommends that stockholders approve this proposal because retiring the Series B Preferred Stock will eliminate its super-voting powers. The Board believes that removing this controlling, dual-class voting structure will better align voting power with the economic interests of all stockholders, improve the Company’s corporate governance profile, and make the Company more attractive to institutional investors in preparation for a potential uplisting to a higher-tier securities exchange.

Non-Binding Nature of the Vote

Stockholders should note that this proposal is an advisory, non-binding vote. Because the vote is advisory, it will not be legally binding upon the Board of Directors or the Special Committee. Specifically, this means that even if a majority of independent stockholders approve the proposal, the Board could ultimately decide not to negotiate or proceed with the retirement of the Series B Preferred Stock. Conversely, if a majority of independent stockholders vote against the proposal, the Board could still ultimately decide to negotiate and execute the retirement of the Series B Preferred Stock if it determines doing so is in the best interests of the Company.

Furthermore, regardless of the outcome of this vote, Mr. Saumat is under no legal obligation to accept a buyout of the Series B Preferred Stock. The independent determination of value may not, at Mr. Saumat’s sole discretion, be enough to serve as security for Mr. Saumat’s 43% ownership of the outstanding common stock given his current inability to monetize his large position.

No Subsequent Stockholder Vote

The Board of Directors does not plan to afford stockholders a subsequent binding or non-binding vote on any final buyout offer. If the Board decides to proceed with the negotiations, the independent Special Committee will have the ultimate, full, and final authority to negotiate, approve, and execute the final terms of the buyout transaction with Mr. Saumat without seeking further stockholder approval.

Form of Consideration

If an agreement is reached, the purchase and retirement of the Series B Preferred Stock will be executed exclusively for cash. The Company will not issue shares of Common Stock or any other equity securities in exchange for the retirement of the Series B Preferred Stock.

Formation of an Independent Special Committee

Because the negotiation of this transaction involves a significant conflict of interest with the Company’s Chief Executive Officer, the Board of Directors will delegate the full authority to negotiate and approve the potential terms of this transaction to a Special Committee. This Special Committee will be comprised of a majority of independent directors.

To further ensure that the process is fair and protects the interests of the common stockholders, the Special Committee will have the authority to retain its own independent legal counsel and independent financial advisors to assist in evaluating and negotiating any potential transaction.

Proposed Negotiation and Valuation Approach

If a majority of the independent stockholders advise the Board to proceed, the Special Committee intends to enter into negotiations to establish a fair and equitable purchase price for the CEO’s Series B Preferred Stock.

Rather than setting a fixed formula in advance, the Special Committee will negotiate the valuation dynamically. In determining a fair price, the Special Committee and its independent advisors will consider various factors, which may include, but are not limited to:

●	The intrinsic and market value of the “Super Voting” rights being surrendered (the control premium).
●	The Company’s recent financial performance, stabilized earnings power, and overall market value creation.
●	Standard market practices for unwinding dual-class or super-voting stock structures.

The holder of the Series B Preferred shares is not required to accept any fair and equitable purchase price established by the committee. The consummation of the purchase will be subject to negotiation between the Special Committee and the CEO.

Interests of Certain Persons in the Proposal

Stockholders should be aware that Giorgio R. Saumat, our Chief Executive Officer and holder of the Series B Preferred Stock, has a direct financial interest in this Proposal that is separate from, and in addition to, the interests of stockholders generally. If this proposal passes and negotiations result in a purchase agreement, Mr. Saumat may receive significant financial consideration. The Board is fully aware of this conflict of interest, which is why the negotiation and approval process will be exclusively handled by the independent Special Committee to ensure any transaction terms are rigorously evaluated, and in the interests of the Company’s independent stockholders.

Voting Eligibility on Proposal Three

To ensure the outcome of this vote reflects the independent will of the common stockholders, Mr. Saumat has agreed to abstain from voting on this specific Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALLOWING THE BOARD OF DIRECTORS TO PROPOSE AN OFFER TO PURCHASE AND RETIRE THE SERIES B PREFERRED STOCK

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PROPOSAL FOUR

A non-binding advisory vote recommending to the Board of Directors to effect a reverse stock split of the Company’s Common Stock, if deemed necessary to satisfy the minimum bid price requirement for an uplisting.

General

The Board of Directors recommends this proposal to ensure the Company can meet the minimum bid price requirements of higher-tier OTCQX, Nasdaq or NYSE American. In making this recommendation, the Board considered factors including the historical and current trading price of our Common Stock, the specific quantitative listing standards of targeted exchanges, and that a reverse stock split is the most reliable method to proportionally increase our per-share trading price, which is a prerequisite for a successful uplisting.

Board Authority and Scope of the Vote

Under the Florida Business Corporation Act and our Articles of Incorporation, an amendment to the Articles of Incorporation to effect a reverse stock split generally requires formal, binding stockholder approval, unless the reverse stock split is accompanied by a proportionate reduction in the number of authorized shares. The Board is asking stockholders to express their views on a potential reverse stock split strictly and only to the extent that such a split is conducted in furtherance of an uplisting to a higher-tier exchange.

Authorized Split Ratio Range

If an uplisting is pursued, the Board of Directors would be authorized to select a reverse stock split ratio from within a range of not less than 1-for-2 and not greater than 1-for-30. The exact ratio will be determined by the Board based on prevailing market conditions and the specific minimum bid price required by the targeted exchange.

Duration of Authorization

This advisory authorization will remain valid for a period of twelve (12) months following the date of the 2026 Annual Meeting. If the Board does not implement the reverse stock split within this timeframe, the authorization will expire.

Potential Effects of a Reverse Stock Split

If a reverse stock split is implemented, it will have the following potential effects:

●	Reduction in Shares: The number of issued and outstanding shares of Common Stock will be reduced proportionately based on the selected split ratio.

●	Share Price: The per-share trading price of our Common Stock is expected to initially increase proportionately to reflect the reduced number of shares outstanding; however, there is no guarantee that the stock price will maintain that level post-split.

●	Ownership Percentage: A reverse stock split will not affect any stockholder’s percentage ownership interest or proportionate voting power in the Company, except for minor adjustments that may result from the treatment of fractional shares.

●	Liquidity: The reduced number of outstanding shares could potentially impact the trading liquidity of our Common Stock.

Therefore, by voting on this proposal, stockholders are voting on a unified strategy:

●	A vote “FOR” this proposal authorizes the Company to pursue an application to list on a higher-tier exchange and grants the Board of Directors the discretionary authority to amend the Company’s Articles of Incorporation to effect a reverse stock split, if deemed necessary to meet the minimum bid price requirement of the targeted exchange. The exact split ratio and effective date would be determined at the sole discretion of the Board, based upon prevailing market conditions and the specific requirements of the exchange.

●	A vote “AGAINST” this proposal rejects the authorization of a reverse stock split. If a reverse stock split is required to meet the minimum bid price threshold of the targeted exchange, a vote against this proposal may prevent the Company from qualifying for an uplisting at this time, which would result in maintaining the Company’s current listing on the Over-the-Counter (OTCID) market.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK, IF DEEMED NECESSARY TO QUALIFY FOR AN UPLISTING.

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PROPOSAL FIVE

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

General

We are committed to a compensation structure that is transparent, fair, and directly aligned with the interests of our stockholders. Consistent with this commitment, the Board has adopted a “Say-On-Pay” policy for its executive officers: the Chief Executive Officer (CEO), the Chief Operating Officer (COO), the Chief Financial Officer (CFO), the Chief Technology Officer (CTO), and the Company Secretary (SC).

The Company is asking stockholders to cast an advisory vote to approve the compensation of our named executive officers.

Rationale for the Proposal

The Board believes this approach provides transparency to our stockholders while granting the Board the necessary flexibility to retain top talent. Because the Company has committed to a structure that does not include stock bonuses or equity-based compensation, it is imperative that our executives and employees are compensated fairly for their services through other avenues.

To drive continued success and ensure we do not lose critical talent, the Company must rely on robust, performance-based cash incentives to properly motivate and retain our team. This strictly cash-centric compensation philosophy serves a dual purpose: it provides the competitive financial motivation required to retain our top executives, while simultaneously preventing stock dilution to protect and maintain long-term stockholder value. Knowing that our stockholders support this non-dilutive approach provides the Compensation Committee with the confidence to negotiate competitive, updated contracts. This ensures we can properly reward the executives’ pivotal roles in the Company’s recent growth and secure their continued leadership in a manner that directly aligns with maximizing shareholder equity.

Current Compensation Packages (The Approved Baseline)

The Board of Directors is asking stockholders to approve the current compensation terms for the CEO, COO, CFO, CTO, and CS. These current packages, fully detailed in the Summary Compensation Table, serve as the foundation for the upcoming negotiations:

A. Chief Executive Officer (Giorgio R. Saumat)

●	Base Salary: $1,758,000 per annum.
●	Performance Bonus: $1,447,735
●	Board Compensation: $28,000

B. Chief Operating Officer (Mario G. Tabraue)

●	Base Salary: $1,324,000 per annum.
●	Performance Bonus: $1,153,415
●	Board Compensation: $28,000

C. Chief Financial Officer (Ernesto L. Flores)

●	Base Salary: $160,000 per annum.
●	Performance Bonus: $182,000
●	Board Compensation: $28,000

D. Chief Technology Officer (Christopher Rose)

●	Base Salary: $270,000 per annum.
●	Performance Bonus: $20,000.

E. Company Secretary (Victoria Losada)

●	Base Salary: $202,020 per annum.
●	Performance Bonus: $20,000
●	Board Compensation: $28,000

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” TO APPROVE THE EXECUTIVE COMPENSATION

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PROPOSAL SIX

PROPOSAL FOR NON-BINDING ADVISORY VOTES ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (“SAY-ON-FREQUENCY”)

In addition to the advisory vote on executive compensation, we are asking our stockholders to cast a non-binding advisory vote on how frequently we should conduct future “Say-on-Pay” votes. While legally structured as an advisory vote, and therefore not strictly binding on the Company, the Compensation Committee, or the Board of Directors, the Board highly values and will carefully consider the outcome of this vote. The Board will consider the frequency (one, two, or three years) that receives the highest number of votes cast by stockholders to be the recommended frequency for future Say-on-Pay votes.

Stockholders may vote to hold the advisory vote on executive compensation every:

●	One year;
●	Two years; or
●	Three years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR EVERY THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

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CORPORATE GOVERNANCE

Director Independence

Our common stock is presently quoted on the OTCID Venture Market of The OTC Markets Group, Inc. under the symbol “ETST.” Under the rules of the OTCID Venture Market, we are required to maintain at least two independent directors on our Board, and we are required to establish an Audit Committee, a majority of the members of which are independent directors.

In order to be considered independent for purposes of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board has determined in its business judgment that each of Mr. Jeff P.H. Cazeau and Dr. Emiliano Curia is independent. Although we are not currently a “listed issuer” on a national securities exchange, our Board has determined director independence by applying the definition of “independence” used in the Nasdaq Capital Market listing rules, the Sarbanes-Oxley Act, and related SEC rules.

Our Board of Directors and its Audit Committee

During the fiscal year ended March 31, 2026, the Board held 8 meetings.

Our Board of Directors has two standing committees: the Audit Committee and Compensation Committee.

Audit Committee

Our Board of Directors established an audit committee (“Audit Committee”) which consists of three directors, including two independent directors, namely Jeff P.H. Cazeau and Dr. Emiliano Curia. Mr. Cazeau serves as the chair of the Audit Committee.

The Audit Committee’s primary responsibilities include: (i) retaining and terminating our independent registered public accounting firm (our “independent auditors”); (ii) directing and supervising our independent auditors; (iii) reviewing and approving the scope of the audit and the audit fee; and (iv) reviewing our financial statements and internal controls.

Audit Committee Financial Expert

The Securities and Exchange Commission (SEC) rules require us to disclose whether our Audit Committee has at least one member who qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Board of Directors has determined that Mr. Ernesto L. Flores qualifies as an “audit committee financial expert” as defined by applicable SEC rules. In making this determination, the Board considered Mr. Flores’ education and professional experience, including his Bachelor of Science in Accounting, Master of Science in Taxation, service as the Company’s Chief Financial Officer, and more than ten years of prior experience serving as a financial controller for other organizations.

However, because Mr. Flores is an executive officer of the Company, he is not considered an “independent” director under the continued listing requirements of the Nasdaq Capital Market or the OTCID Venture Market standards. While we are not currently required to have an independent financial expert on our Audit Committee because our securities are traded on the OTC Markets rather than a national securities exchange, our Board believes that Mr. Flores’s financial expertise provides significant value to the Audit Committee’s oversight function. Mr. Jeff P.H. Cazeau and Dr. Emiliano Curia serve as the independent members of the committee to provide objective oversight.

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As disclosed in the Corporate Governance section of our website, at www.EarthScienceTech.com. Our Audit Committee is authorized to:

●	Approve and retain the independent auditors to conduct the annual audit of our financial statements;
●	Review the proposed scope and results of the audit;
●	Review and pre-approve audit and non-audit fees and services;
●	Review accounting and financial controls with the independent auditors and our financial and accounting staff;
●	Review and approve transactions between us and our directors, officers and affiliates;
●	Recognize and prevent prohibited non-audit services;
●	Establish procedures for complaints received by us regarding accounting matters; and,
●	Oversee internal audit functions, if any.

Each member of the Audit Committee has experience relevant to his or her responsibilities as an Audit Committee member.

The Audit Committee was formed in 2023 and held 8 meetings during the fiscal year ended March 31, 2026.

Compensation Committee

Our Board of Directors established a compensation committee that consists of three directors, including one who is “independent” under the rules of the SEC. This compensation committee will:

●	Review and determine the compensation arrangements for management;
●	Establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	Administer our incentive compensation and benefit plans and purchase plans
●	Oversee the evaluation of the Board of Directors and management; and
●	Review the evaluation of the Board of Directors and management.

Our Board of Directors has adopted a compensation committee charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and Nasdaq Capital Market.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2026, the members of our Compensation Committee were Ernesto L. Flores (Chairman), Victoria Losada, and Dr. Emiliano Curia.

The Securities and Exchange Commission requires us to disclose any “insider participation” on our Compensation Committee. We hereby disclose that:

●	Mr. Ernesto L. Flores, the Chairman of the Compensation Committee, serves as our Chief Financial Officer and Treasurer.
●	Ms. Victoria Losada, a member of the Compensation Committee, serves as our secretary.

Despite their roles as executive officers, our Board of Directors determined that their appointment to the Compensation Committee was in the best interest of the Company given their deep understanding of the Company’s financial structure and operational goals. Dr. Emiliano Curia serves as the independent member of the committee to provide objective oversight.

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Code of Ethics

Our Board of Directors has adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available at our website at www.earthsciencetech.com. We expect that any amendments to the code, or any waivers of its requirement, will be disclosed on our website.

Board Leadership Structure

Currently, Giorgio R. Saumat serves as both our Chief Executive Officer and Chairman of the Board. The Board believes that combining these roles is the most effective leadership structure for the Company at this time. Mr. Saumat’s in-depth knowledge of our daily operations, coupled with his strategic vision, makes him best positioned to lead the Board’s discussions and execute our business plans efficiently without the duplication of efforts that could arise from separating the roles.

The Board’s Role in Risk Oversight

Although our management is primarily responsible for managing our risk exposure daily, our Board of Directors oversees the risk management processes. Our Board determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our Audit Committee supports our Board in discharging its oversight duties and addresses risks inherent in its area.

Communications with the Board of Directors

Stockholders may communicate directly with the Board of Directors, as a group, or any individual director by submitting written correspondence addressed to the Board or an individual director at Earth Science Tech, Inc. 8950 SW 74th CT Suite 1401, Miami, FL 33156. All communications are relayed to the appropriate Board member or members.

Director Compensation

In 2024, the Company adopted a compensation policy for its Board of Directors to compensate directors for their time and expertise in guiding the Company’s strategic and compliance initiatives. Pursuant to this policy, the Company initially compensated each member of the Board of Directors a cash fee of $4,000 for each Board meeting attended. In February 2026, the Board amended this policy, reducing the meeting compensation to $2,000 for each Board meeting attended.

During the fiscal year ended March 31, 2026, we paid the $4,000 per meeting to each director who attended Board meetings through February 2026, and the reduced $2,000 per meeting starting in March 2026. We did not grant any stock awards, option awards, or other non-equity incentive plan compensation to our directors during the fiscal year.

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Directors who also serve as executive officers (specifically Giorgio R. Saumat, Mario G. Tabraue, Ernesto L. Flores, and Victoria Losada) receive the same per-meeting compensation as non-employee directors. However, in accordance with SEC regulations, the compensation paid to these individuals—including compensation earned for their service as directors—is reported in the “Executive Compensation” section of this Proxy Statement under the “Summary Compensation Table.” They are not included in the “Director Compensation” table below to avoid double-counting.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jeff P.H. Cazeau	$28,000	-	-	-	$28,000

Emiliano Curia, MD	$28,000	-	-	-	$28,000

Yovan Sanchez	$28,000	-	-	-	$28,000

The Company has not adopted any formal practices or policies that specifically permit or prohibit our employees, officers, or directors from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Indemnification

We have entered into indemnification agreements with each of our directors pursuant to which we agreed to indemnify and defend each director to the fullest extent permitted under the Florida Business Corporation Act and advance expenses incurred by such directors in connection with any indemnifiable event as provided for in the indemnification agreement. Directors may also be reimbursed for travel and other expenses directly related to their activities as directors.

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EXECUTIVE OFFICERS

The names of the Company’s executive officers, their ages, their positions with ETST and other biographical information as of March 31, 2026, are set forth below.

Name	Principal Occupation	Age
Giorgio R. Saumat	CEO & Chairman of the Board	47
Mario G. Tabraue	COO & Board of Director	47
Ernesto Flores	CFO, Board of Director, Audit & Compensation Committee member	41
Christopher Rose	Chief Technology Officer (CTO)	48
Victoria Losada	Company Secretary, Board of Director, & Compensation Committee member	30

Giorgio R. Saumat

For a brief biography of Mr. Saumat, please see “Proposal One — Election of Directors — Information Regarding the Board of Director Nominees” above.

Mario G. Tabraue

For a brief biography of Mr. Tabraue, please see “Proposal One — Election of Directors — Information Regarding the Board of Director Nominees” above.

Ernesto Flores

For a brief biography of Mr. Flores, please see “Proposal One — Election of Directors — Information Regarding the Board of Director Nominees” above.

Victoria Losada

For a brief biography of Ms. Losada, please see “Proposal One — Election of Directors — Information Regarding the Board of Director Nominees” above.

Christopher Rose

Chris Rose is a dynamic and innovative leader with a diverse background in technology, entrepreneurship, and strategic leadership. In his former leadership role at a Fortune 100 company, Chris established and managed an enterprise-wide automation factory. That factory, comprised of a diverse team across the US, UK, and India, achieved significant milestones, including twenty million dollars in annual transactional cost reduction and the automation of hundreds business processes.

Chris has always had an entrepreneurial spirit. He brings his passion for, and successful experience with, leading startups to ETST, where he employs technology to achieve tangible business outcomes, predominantly driving operational efficiency and cost savings.

Chris is known for his hands-on approach, collaborative leadership style, and commitment to developing high-performing teams. A Miami native, Chris is also an adventurer who enjoys freediving, spearfishing, and boating, and who carries with him an unwavering optimism. With twenty plus years of technology leadership and exploration behind him, he is uniquely poised to make a significant impact as ETST’s Chief Technology Officer.

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EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the fiscal year ended March 31, 2026, and 2025.

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Giorgio R. Saumat	2026	$1,758,000	$1,447,735	-	-	-	-	$28,000	$3,233,735
	2025	$2,624,334	910,400	-	-	-	-	$34,000	$3,568,734
	2024	-	$2,278,606	-	-	-	-	-	$2,278,606

Mario G. Tabraue	2026	$1,324,000	$1,153,415	-	-	-	-	$28,000	$2,505,415
	2025	$1,877,769	$637,280	-	-	-	-	$34,000	$2,549,049
	2024	-	$1,315,303	-	-	-	-	-	$1,315,303

Ernesto L. Flores	2026	$160,000	$182,000	-	-	-	-	$28,000	$370,000
	2025	$160,000	$65,000	-	-	-	-	$9,000	$234,000
	2024(1)	$6,154	-	-	-	-	-	-	$6,154

Christopher Rose	2026	$270,000	$20,000	-	-	-	-	-	$290,000
	2025	$270,000	-	-	-	-	-	-	$270,000
	2024(2)	-	-	-	-	-	-	-	-

Victoria Losada	2026	$202,020	$20,000	-	-	-	-	$28,000	$250,020
	2025	$177,372	$50,000	-	-	-	-	$17,500	$244,872
	2024	$104,000	-	-	-	-	-	-	$104,000

(1)	Mr. Flores was appointed as Chief Financial Officer effective March 14, 2024. The amounts reported reflect his prorated compensation for the portion of the fiscal year during which he served.

(2)	Mr. Rose was appointed as the Company’s Chief Technology Officer effective April 16, 2024. Because his appointment commenced after the end of the fiscal year ended March 31, 2024, he did not earn or receive any compensation during fiscal year 2024.

Overview of Compensation Philosophy

Our executive compensation program is designed to attract, retain, and motivate highly qualified executives who are critical to the Company’s long-term success and our strategic initiatives. A defining pillar of our corporate governance and compensation philosophy is the strict avoidance of equity-based compensation. The Company does not, and will not, issue stock options, restricted stock units, equity bonuses, or any other form of stock-based incentives to its executives or employees. We believe the most effective way to align the interests of our leadership team with those of our stockholders is to fiercely protect stockholder equity from dilution. However, to ensure we do not lose critical talent to competitors who offer equity packages, our “pay-for-performance” model must rely exclusively on robust cash compensation. We incentivize and retain our top executives through highly competitive base salaries paired with significant cash performance bonuses that are heavily weighted toward verified financial and operational achievements.

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Role of the Compensation Committee

The Compensation Committee of the Board of Directors is responsible for establishing, implementing, and continually monitoring adherence to the Company’s compensation philosophy. The Committee ensures that the total cash compensation paid to our executive officers is fair, reasonable, and competitive enough to retain top talent without the use of stock, while strictly avoiding compensation structures that would encourage unnecessary or excessive risk-taking.

Historical Context and Management Alignment

A key tenet of our compensation history is management’s demonstrated commitment to the Company’s financial health. In recent periods, management has proactively elected to decrease their cash compensation to preserve operating capital and strengthen the Company’s balance sheet. This self-directed reduction underscores our executive team’s alignment with our stockholders and their focus on building sustainable, long-term equity value over short-term cash extraction.

Elements of Executive Compensation and the “Say-On-Pay” Mandate

We believe our stockholders should have a significant voice in determining the compensation of our senior leadership. Therefore, as outlined in Proposal Five, we are asking stockholders to approve the executive compensation structure. If stockholders approve this structure, the Compensation Committee will use the mandate to negotiate new employment agreements for the upcoming fiscal year. Because we do not issue equity, the primary elements of our strictly non-dilutive compensation program moving forward will include:

●	Competitive Base Salary: Designed to provide a high, fixed level of cash compensation that reflects the executive’s fundamental responsibilities, experience, and critical value to the Company, directly offsetting the absence of standard equity grants.

●	Cash Performance Bonuses: Annual or milestone-based cash bonuses tied directly to the achievement of specific, measurable company goals, which may include reaching strict Audited Net Income targets, executing strategic corporate uplisting or stock price benchmarks.

Future Outlook and Contract Negotiations

The impending contract negotiations for Giorgio R. Saumat (CEO), Mario G. Tabraue (COO), Ernesto L. Flores (CFO), and Christopher Rose (CTO) will strictly adhere to this CD&A philosophy. The Committee will utilize the stockholder-approved mandate to structure new, cash-centric agreements that properly incentivize the executive team to execute the Company’s aggressive growth and capital market strategies without diluting our shareholders.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company follows the guidance of ASC 850, Related Party Disclosures, in identifying and disclosing transactions with related parties.

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial and operating decisions. Transactions with related parties have been disclosed in debt, acquisition, and officer’s compensation notes.

The Company pays compensation for service provided by two officers to the officers’ solely owned LLCs, Point96 Consulting, LLC and Tabraue Consulting, LLC. The Company leases office space under a short-term operating lease from an office of the Company from Zoolzy, LLC, an entity controlled by an officer of the Company, under a sub-lease agreement.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Based solely on our review of the copies of such reports received by us and written representations from certain reporting persons, we believe that all of our executive officers, directors, and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended March 31, 2026.

OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Common Stock	Series B Preferred Stock		Voting
Name, Position and Address of Beneficial Owner (1)	No. Beneficially Owned (2)	No Beneficially Owned	% of Series B Preferred Shares	% of Voting Capital Stock (3)
Directors and Executive Officers:
Giorgio R. Saumat	123,737,006	1,000,000	100%	43.03%
Mario G. Tabraue	12,422,023	-	-	4.32%
Ernesto L. Flores	94,978	-	-	0.03%
Christopher Rose	85,151	-	-	0.03%
Victoria Losada	1,051,001	-	-	0.37%
Jeff P.H. Cazeau	318,860	-	-	0.11%
Emiliano Curia	5,000	-	-	0.00%
Yovan Sanchez	1,700,000	-	-	0.59%
All Directors and Officers as a Group (8 persons)	139,414,019	1,000,000	100%	48.48%

Five Percent Shareholders:
Dr. Issa El-Cheikh	16,300,000	-	-	5.67%
Mario A. Portela	20,500,000	-	-	7.13%
Jose Rodriguez	15,400,000	-	-	5.35%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)	Under SEC rules, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or the settlement of other equity awards.

(3)	Calculated on the basis of 287,590,881 shares of common stock outstanding as of July 2, 2026.

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OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

By Order of the Board of Directors,

/s/ Giorgio R. Saumat
Giorgio R. Saumat,
Chairman of the Board

23

PRELIMINARY COPIES — SUBJECT TO COMPLETION

SAMPLE BALLOT

1.	Election of Directors.	For	Against	Abstain

	1. Giorgio R. Saumat	☐	☐	☐

	2. Mario G. Tabraue	☐	☐	☐

	3. Ernesto L. Flores	☐	☐	☐

	4. Victoria Losada	☐	☐	☐

	5. Yovan Sanchez	☐	☐	☐

	6. Emiliano Curia	☐	☐	☐

	7. Jeff P.H. Cazeau	☐	☐	☐

2.	Ratification of Appointment of Independent Registered Public Accounting Firm.	For	Against	Abstain

		☐	☐	☐

3.	Non-binding Advisory Vote to Allow the Board of Directors to Propose an Offer to Purchase and Retire the Series B Preferred Stock.	For	Against	Abstain

		☐	☐	☐

4.	Non-Binding Advisory Vote to Effect a Reverse Stock Split to Qualify for an Uplisting.	For	Against	Abstain

		☐	☐	☐

5.	Non-Binding Advisory Vote on Executive Compensation (Say-on-Pay)	For	Against	Abstain

		☐	☐	☐

6.	Non-Binding Advisory Vote on the Frequency of the Future Non-Binding Vote on Executive Compensation (Say-on-Frequency	1 Year	2 Years	3 Years	Abstain

		☐	☐	☐	☐